Exhibit 99.1

Contact: Jim Gustafson

Investor Relations

DaVita HealthCare Partners Inc.

(310) 536-2585

DaVita HealthCare Partners Inc. 1st Quarter 2014 Results

Denver, Colorado, May 1, 2014 – DaVita HealthCare Partners Inc. (NYSE: DVA) today announced results for the quarter ended March 31, 2014. Income from continuing operations attributable to DaVita HealthCare Partners Inc. for the three months ended March 31, 2014 was $183.3 million, or $0.85 per share. This compares to adjusted income from continuing operations attributable to DaVita HealthCare Partners Inc. for the three months ended March 31, 2013 of $196.9 million, or $0.92 per share, excluding a loss contingency reserve. Income from continuing operations attributable to DaVita HealthCare Partners Inc. for the three months ended March 31, 2013 including this item was $16.9 million, or $0.08 per share.

Financial and operating highlights include:

•	Cash Flow: For rolling twelve months ended March 31, 2014, operating cash flow was $1.813 billion and free cash flow was $1.403 billion. For the three months ended March 31, 2014, operating cash flow was $419 million and free cash flow was $337 million. For a definition of free cash flow see Note 4 to the reconciliations of non-GAAP measures.

•	Operating / Adjusted Operating Income: Operating income for the three months ended March 31, 2014 was $441 million. Adjusted operating income for the three months ended March 31, 2013 was $467 million, excluding a loss contingency reserve. Operating income for the three months ended March 31, 2013 including this item was $167 million.

•	Adjusted Diluted Income from Continuing Operations: Adjusted diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. for the three months ended March 31, 2014, excluding the amortization of intangible assets associated with acquisitions, which net of tax impacts totaled $208.1 million, was $0.97 per share.

Adjusted diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. for the three months ended March 31, 2013, excluding a loss contingency reserve and amortization of intangible assets associated with acquisitions, which net of tax impacts totaled $220.8 million, was $1.03 per share.

•	Volume: Total U.S. dialysis treatments for the first quarter of 2014 were 5,975,627, or 78,215 treatments per day, representing a per day increase of 6.3% over the first quarter of 2013. Non-acquired treatment growth in the quarter was 5.5% over the first quarter of 2013. Normalized non-acquired treatment growth in the quarter was 5.0% over the first quarter of 2013.

The number of member months for which HCP provided capitated care during the first quarter of 2014 was approximately 2.4 million representing an increase of 6.0% as compared to the first quarter of 2013, inclusive of growth contributed from acquisitions.

•	Effective Tax Rate: Our effective tax rate was 37.1% for the three months ended March 31, 2014. This effective tax rate is impacted by the amount of third party owners’ income attributable to non-tax paying entities. The effective tax rate attributable to DaVita HealthCare Partners Inc. was 40.5% for the three months ended March 31, 2014.

We still expect our 2014 effective tax rate attributable to DaVita HealthCare Partners Inc. to be in the range of 40.0% to 41.0%.

•	Center Activity: As of March 31, 2014, we provided dialysis services to a total of approximately 170,000 patients at 2,173 outpatient dialysis centers, of which 2,098 centers are located in the United States and 75 centers are located in ten countries outside of the United States. During the first quarter of 2014, we opened a total of 24 new dialysis centers and acquired one dialysis center in the United States. We also acquired one dialysis center and opened one new dialysis center outside of the United States.

Outlook

•	We are updating our consolidated operating income guidance for 2014 to now be in the range of $1.725 billion to $1.840 billion. Our previous consolidated operating income guidance for 2014 was in the range of $1.725 billion to $1.860 billion.

•	We are also updating our operating income guidance for our dialysis services and related ancillary businesses including our corporate level expenses, which we refer to as Kidney Care, for 2014 to now be in the range of $1.520 billion to $1.580 billion. Our previous operating income guidance for Kidney Care for 2014 was in the range of $1.475 billion to $1.550 billion.

•	We are lowering our operating income for HCP for 2014 to now be in the range of $205 million to $260 million. Our previous operating income guidance for HCP for 2014 was in the range of $250 million to $310 million.

•	We still expect our consolidated operating cash flow for 2014 to be in the range of $1.450 billion to $1.550 billion.

These projections and the underlying assumptions involve significant risks and uncertainties, including those described below and actual results may vary significantly from these current projections. Our consolidated operating cash flow amounts for 2014 exclude any potential payment relating to the 2010 and 2011 U.S. Attorney Physician Relationship Investigations.

We will be holding a conference call to discuss our results for the first quarter ended March 31, 2014 on May 1, 2014 at 5:00 p.m. Eastern Time. The dial in number for the U.S. is (888) 950-9401 and for international is (517) 308-9354. A replay of the conference call will be available on DaVita’s official web page, www.davitahealthcarepartners.com, for the following 30 days.

This release contains forward-looking statements within the meaning of the federal securities laws, including statements related to our guidance and expectations for our 2014 consolidated operating income, our 2014 Kidney Care operating income, HCP’s 2014 operating income, our 2014 consolidated operating cash flows and our 2014 effective tax rate attributable to DaVita HealthCare Partners Inc. Factors that could impact future results include the uncertainties associated with the risk factors set forth in our SEC filings, including our annual report on Form 10-K for the year ended December 31, 2013, our subsequent quarterly and annual reports and our current reports on Form 8-K. The forward-looking statements should be considered in light of these risks and uncertainties.

These risks and uncertainties include, but are not limited to, and are qualified in their entirety by reference to the full text of those risk factors in our SEC filings relating to:

•	the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates, and a reduction in the number of patients under such plans, which may result in the loss of revenues or patients,

•	a reduction in government payment rates under the Medicare End Stage Renal Disease program or other government-based programs,

•	the impact of health care reform legislation that was enacted in the United States in March 2010,

•	the impact of the Center for Medicare and Medicaid Services (CMS) 2014 Medicare Advantage benchmark structure,

•	the impact of the American Taxpayer Relief Act,

•	the impact of disruptions in federal government operations and funding,

•	changes in pharmaceutical or anemia management practice patterns, payment policies, or pharmaceutical pricing,

•	legal compliance risks, including our continued compliance with complex government regulations and current or potential investigations by various government entities and related government or private-party proceedings, including risks relating to the resolution of the 2010 and 2011 U.S. Attorney Physician Relationship Investigations, such as restrictions on our business and operations required by a corporate integrity agreement and other settlement terms, and the financial impact thereof,

•	our ability to maintain contracts with physician medical directors, changing affiliation models for physicians, and the emergence of new models of care introduced by the government or private sector, that may erode our patient base and reimbursement rates,

•	our ability to complete acquisitions, mergers or dispositions that we might be considering or announce, or to integrate and successfully operate any business we may acquire or have acquired, including HCP, or to expand our operations and services to markets outside the United States,

•	the risk that we might invest material amounts of capital and incur significant costs in connection with the growth and development of our international operations, yet we might not be able to operate them profitably anytime soon, if at all,

•	risks arising from the use of accounting estimates, judgments and interpretations in our financial statements,

•	the risk that the cost of providing services under HCP’s agreements may exceed our compensation,

•	the risk that reductions in reimbursement rates, including Medicare Advantage rates, and future regulations may negatively impact HCP’s business, revenue and profitability,

•	the risk that HCP may not be able to successfully establish a presence in new geographic regions or successfully address competitive threats that could reduce its profitability,

•	the risk that a disruption in HCP’s healthcare provider networks could have an adverse effect on HCP’s business operations and profitability,

•	the risk that reductions in the quality ratings of health maintenance organization plan customers of HCP could have an adverse effect on HCP’s business, or

•	the risk that health plans that acquire health maintenance organizations may not be willing to contract with HCP or may be willing to contract only on less favorable terms.

We base our forward-looking statements on information currently available to us at the time of this release, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors, new information, future events or otherwise.

This release contains non-GAAP financial measures. For reconciliations of these non-GAAP financial measures to their most comparable measure calculated and presented in accordance with GAAP, see the attached reconciliation schedules. For the reasons stated in the reconciliation schedules, we believe our presentation of non-GAAP financial measures provides useful supplemental information for investors.

DAVITA HEALTHCARE PARTNERS INC.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

	Three months ended March 31,
	2014	2013
Patient service revenues	$2,114,098	$1,979,873
Less: Provision for uncollectible accounts	(83,197)	(70,057)

Net patient service revenues	2,030,901	1,909,816
Capitated revenues	787,565	762,615
Other revenues	224,310	157,151

Total net revenues	3,042,776	2,829,582

Operating expenses and charges:
Patient care costs and other costs	2,179,772	1,960,891
General and administrative	284,061	284,410
Depreciation and amortization	142,579	125,909
Provision for uncollectible accounts	2,511	878
Equity investment income	(7,372)	(9,367)
Loss contingency reserve	—	300,000

Total operating expenses and charges	2,601,551	2,662,721

Operating income	441,225	166,861
Debt expense	(106,335)	(105,817)
Other income, net	1,698	598

Income from continuing operations before income taxes	336,588	61,642
Income tax expense	124,851	15,144

Income from continuing operations	211,737	46,498
Discontinued operations:
Loss from operations of discontinued operations, net of tax	—	(139)
Gain on disposal of discontinued operations, net of tax	—	13,375

Net income	211,737	59,734
Less: Net income attributable to noncontrolling interests	(28,448)	(29,570)

Net income attributable to DaVita HealthCare Partners Inc.	$183,289	$30,164

Earnings per share:
Basic income from continuing operations per share attributable to DaVita HealthCare Partners Inc.	$0.87	$0.08

Basic net income per share attributable to DaVita HealthCare Partners Inc.	$0.87	$0.14

Diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc.	$0.85	$0.08

Diluted net income per share attributable to DaVita HealthCare Partners Inc.	$0.85	$0.14

Weighted average shares for earnings per share:
Basic	211,375,232	208,968,952

Diluted	216,118,922	214,127,266

Amounts attributable to DaVita HealthCare Partners Inc.:
Income from continuing operations	$183,289	$16,915
Discontinued operations	—	13,249

Net income	$183,289	$30,164

DAVITA HEALTHCARE PARTNERS INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(dollars in thousands)

	Three months ended March 31,
	2014	2013
Net income	$211,737	$59,734

Other comprehensive income (loss), net of tax:
Unrealized losses on interest rate swap and cap agreements:
Unrealized losses on interest rate swap and cap agreements	(2,505)	(2,369)
Reclassifications of net swap and cap agreements realized losses into net income	3,359	2,507
Unrealized gains on investments:
Unrealized gain on investments	331	618
Reclassification of net investment realized gains into net income	(207)	(94)
Foreign currency translation adjustments	28	(2,106)

Other comprehensive income (loss)	1,006	(1,444)

Total comprehensive income	212,743	58,290
Less: Comprehensive income attributable to noncontrolling interests	(28,448)	(29,570)

Comprehensive income attributable to DaVita HealthCare Partners Inc.	$184,295	$28,720

DAVITA HEALTHCARE PARTNERS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Three months ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$211,737	$59,734
Adjustments to reconcile net income to cash provided by operating activities:
Loss contingency reserve	—	300,000
Depreciation and amortization	142,565	125,756
Stock-based compensation expense	15,074	16,021
Tax benefits from stock award exercises	22,978	9,368
Excess tax benefits from stock award exercises	(18,336)	(6,957)
Deferred income taxes	8,902	(111,331)
Equity investment income, net	(187)	(2,486)
Other non-cash (income) charges and loss on disposal of assets	8,346	(11,396)
Changes in operating assets and liabilities, other than from acquisitions and divestitures:
Accounts receivable	(54,565)	(92,339)
Inventories	(12,280)	2,162
Other receivables and other current assets	(17,740)	(32,281)
Other long-term assets	1,418	(9,865)
Accounts payable	(42,558)	(83,896)
Accrued compensation and benefits	23,570	(3,790)
Other current liabilities	20,615	79,277
Income taxes	92,905	93,401
Other long-term liabilities	16,663	47,829

Net cash provided by operating activities	419,107	379,207

Cash flows from investing activities:
Additions of property and equipment, net	(126,562)	(116,724)
Acquisitions	(67,857)	(91,498)
Proceeds from asset and business sales	56	62,357
Purchase of investments available for sale	(1,824)	(1,212)
Purchase of investments held-to-maturity	(2,511)	(4)
Proceeds from sale of investments available for sale	1,262	1,091
Proceeds from sale of investments held to maturity	1,508	—
Purchase of intangible assets	(11)	(137)
Distributions received on equity investments	146	116

Net cash used in investing activities	(195,793)	(146,011)

Cash flows from financing activities:
Borrowings	16,179,463	16,797,510
Payments on long-term debt and other financing costs	(16,244,613)	(16,861,197)
Distributions to noncontrolling interests	(33,147)	(34,926)
Stock award exercises and other share issuances, net	3,450	5,833
Excess tax benefits from stock award exercises	18,336	6,957
Contributions from noncontrolling interests	13,625	14,257
Proceeds from sales of additional noncontrolling interests	761	4,174

Net cash used in financing activities	(62,125)	(67,392)
Effect of exchange rate changes on cash and cash equivalents	631	119

Net increase in cash and cash equivalents	161,820	165,923
Cash and cash equivalents at beginning of the year	946,249	533,748

Cash and cash equivalents at end of the year	$1,108,069	$699,671

Supplemental cash flow information:
Non-cash investing and financing activities:
Fixed assets under capital lease obligations	$11,918	$13,594

DAVITA HEALTHCARE PARTNERS INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

	March 31, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$1,108,069	$946,249
Short-term investments	8,080	6,801
Accounts receivable, less allowance of $247,108 and $237,143	1,539,728	1,485,163
Inventories	101,173	88,805
Other receivables	374,017	349,090
Other current assets	169,628	176,414
Income tax receivable	—	10,315
Deferred income taxes	406,538	409,441

Total current assets	3,707,233	3,472,278
Property and equipment, net of accumulated depreciation of $1,857,718 and $1,778,259	2,224,439	2,189,411
Intangibles, net of accumulated amortization of $530,540 and $483,773	2,025,822	2,024,373
Equity investments	40,727	40,686
Long-term investments	81,033	79,557
Other long-term assets	76,909	79,598
Goodwill	9,242,179	9,212,974

	$17,398,342	$17,098,877

LIABILITIES AND EQUITY
Accounts payable	$392,907	$435,465
Other liabilities	486,565	464,422
Accrued compensation and benefits	629,669	603,013
Medical payables	284,759	287,452
Loss contingency reserve	397,000	397,000
Current portion of long-term debt	292,220	274,697
Income tax payable	83,054	—

Total current liabilities	2,566,174	2,462,049
Long-term debt	8,071,622	8,141,231
Other long-term liabilities	407,288	380,337
Deferred income taxes	822,842	812,419

Total liabilities	11,867,926	11,796,036
Commitments and contingencies
Noncontrolling interests subject to put provisions	692,780	697,300
Equity:
Preferred stock ($0.001 par value, 5,000,000 shares authorized; none issued)
Common stock ($0.001 par value, 450,000,000 shares authorized; 214,045,116 and 213,163,248 shares issued and outstanding at March 31, 2014 and at December 31, 2013, respectively)	214	213
Additional paid-in capital	1,113,714	1,070,922
Retained earnings	3,547,278	3,363,989
Accumulated other comprehensive loss	(1,639)	(2,645)

Total DaVita HealthCare Partners Inc. shareholders’ equity	4,659,567	4,432,479
Noncontrolling interests not subject to put provisions	178,069	173,062

Total equity	4,837,636	4,605,541

	$17,398,342	$17,098,877

DAVITA HEALTHCARE PARTNERS INC.

SUPPLEMENTAL FINANCIAL DATA

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
1. Consolidated Financial Results:
Consolidated net revenues	$3,043	$3,063	$2,830
Operating income	$441.2	$484.2	$166.9
Operating income margin	14.5%	15.8%	5.9%
Operating income excluding a loss contingency reserve(1)	$441.2	$484.2	$466.9
Operating income margin excluding a loss contingency reserve(1)	14.5%	15.8%	16.5%
Income from continuing operations attributable to DaVita HealthCare Partners Inc.	$183.3	$212.3	$16.9
Income from continuing operations attributable to DaVita HealthCare Partners Inc. excluding a loss contingency reserve, net of related tax(1)	$183.3	$212.3	$196.9
Diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc.	$0.85	$0.99	$0.08
Diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. excluding a loss contingency reserve, net of related tax(1)	$0.85	$0.99	$0.92
2. Consolidated Business Metrics:
Expenses
General and administrative expenses as a percent of consolidated net revenues(2)	9.3%	10.4%	10.1%
Consolidated effective tax rate	37.1%	35.7%	24.6%
Consolidated effective tax rate attributable to DaVita HealthCare Partners Inc.(1)	40.5%	39.0%	47.1%
Adjusted consolidated effective tax rate attributable to DaVita HealthCare Partners Inc.(1)	40.5%	39.0%	40.7%
3. Summary of Division Financial Results:
Net revenues
Kidney Care:
Net dialysis and related lab services revenues	$1,958	$2,007	$1,852
Net ancillary services and strategic initiatives revenues, including international dialysis operations	257	242	184
Elimination of intersegment revenues	(13)	(15)	(10)

Total kidney care net revenues	2,202	2,234	2,026
Net HCP revenues	841	829	804

Total net consolidated revenues	$3,043	$3,063	$2,830

Operating income
Kidney Care:
Dialysis and related lab services operating income	$387	$408	$85
Other – Ancillary services and strategic initiatives, including international dialysis operations operating losses	2	(9)	(15)
Corporate support and related long-term incentive compensation	(2)	(13)	(11)

Total kidney care operating income	387	386	59
HCP operating income	54	98	108

Total consolidated operating income	$441	$484	$167

DAVITA HEALTHCARE PARTNERS INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
4. Summary of Reportable Segment Financial Results:
Dialysis and Related Lab Services
Revenue:
Patient services revenues	$2,037	$2,076	$1,916
Provision for uncollectible accounts	(82)	(72)	(67)

Net patient service operating revenues	1,955	2,004	1,849
Other revenues	3	3	3

Total net operating revenues	$1,958	$2,007	$1,852

Operating expenses:
Patient care cost	$1,323	$1,325	$1,216
General and administrative	155	184	169
Depreciation and amortization	96	93	85
Equity investment income	(3)	(3)	(3)
Loss contingency reserve	—	—	300

Total operating expenses	1,571	1,599	1,767

Segment operating income	$387	$408	$85

HCP
Revenue:
HCP capitated revenues	$772	$752	$746

Patient services revenues	58	63	57
Provision for uncollectible accounts	(2)	(4)	(3)

Net patient service operating revenues	56	59	54

Other revenues	13	18	4

Total net operating revenues	$841	$829	$804

Operating expenses:
Patient care cost	$672	$616	$595
General and administrative	78	78	69
Depreciation and amortization	42	43	38
Equity investment income	(5)	(6)	(6)

Total operating expenses	787	731	696

Segment operating income	$54	$98	$108

5. Dialysis and Related Lab Services Business Metrics:
Volume
Treatments	5,975,627	6,106,166	5,628,799
Number of treatment days	76.4	79.6	76.5
Treatments per day	78,215	76,711	73,579
Per day year over year increase	6.3%	6.3%	8.0%
Non-acquired growth year over year	5.5%	4.7%	4.3%
Normalized non-acquired growth year over year	5.0%	5.2%	4.4%
Operating revenues before provision for uncollectible accounts
Dialysis and related lab services revenue per treatment	$340.81	$340.04	$340.44
Per treatment increase from previous quarter	0.2%	—	3.1%
Per treatment increase from previous year	0.1%	3.0%	2.4%
Percent of net consolidated revenues	64.1%	65.2%	65.2%

DAVITA HEALTHCARE PARTNERS INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
5. Dialysis and Related Lab Services Business Metrics: (continued)
Expenses
Patient care costs
Percent of total segment operating revenues	67.5%	66.0%	65.7%
Per treatment	$221.31	$216.89	$216.07
Per treatment increase (decrease) from previous quarter	2.0%	(0.1%)	1.6%
Per treatment increase from previous year	2.4%	2.0%	1.7%
General and administrative expenses
Percent of total segment operating revenues	7.9%	9.2%	9.1%
Per treatment	$26.00	$30.19	$30.10
Per treatment (decrease) increase from previous quarter	(13.9%)	(0.3%)	5.0%
Per treatment (decrease) increase from previous year	(13.6%)	5.3%	(0.2%)
Accounts receivable
Net receivables	$1,168	$1,173	$1,164
DSO	55	55	57
Provision for uncollectible accounts as a percentage of net revenues	4.0%	3.5%	3.5%
6. HCP Business Metrics:
Capitated membership
Total	795,000	764,000	742,000
Member months	2,373,000	2,288,300	2,239,400
Capitated revenues by sources
Commercial revenues	$187	$183	$182
Senior revenues	565	550	552
Medicaid revenues	20	19	12

Total capitated revenues	$772	$752	$746

Other
Total care dollars under management(1)	$1,083	$1,045	$1,042
Ratio of operating income to total care dollars under management	5.0%	9.4%	10.4%
Full time clinicians	1,129	1,120	1,069
IPA primary care physicians	3,337	3,119	2,845
7. Cash Flow:
Operating cash flow	$419.1	$354.2	$379.2
Operating cash flow, last twelve months	$1,813.2	$1,773.3	$1,148.2
Free cash flow(1)	$336.6	$205.2	$298.9
Free cash flow, last twelve months(1)	$1,403.3	$1,365.5	$764.3
Capital expenditures:
Routine maintenance/IT/other	$49.3	$109.4	$45.4
Development and relocations	$77.2	$108.7	$71.3
Acquisition expenditures	$67.9	$75.6	$91.5

DAVITA HEALTHCARE PARTNERS INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
8. Debt and Capital Structure:
Total debt(3)	$8,381	$8,434	$8,526
Net debt, net of cash and cash equivalents(3)	$7,273	$7,488	$7,826
Leverage ratio (see calculation on page 12)	2.98x	3.06x	3.41x
Overall weighted average effective interest rate during the quarter	4.89%	4.87%	4.76%
Overall weighted average effective interest rate at end of the quarter	4.87%	4.86%	4.79%
Weighted average effective interest rate on the Senior Secured Credit Facilities at end of the quarter	4.19%	4.18%	4.09%
Fixed and economically fixed interest rates as a percentage of our total debt(4)	60%	60%	61%
Fixed and economically fixed interest rates, including our interest rate cap agreements, as a percentage of our total debt(4)	93%	93%	93%
9. Clinical: (quarterly averages)
Dialysis adequacy -% of patients with Kt/V > 1.2 at the end of the quarter	98%	98%	98%
Dialysis patients with arteriovenous fistulas placed	72%	72%	71%

(1)	These are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their most comparable measure calculated and presented in accordance with GAAP, see attached reconciliation schedules.
(2)	Consolidated percentages of revenues are comprised of the dialysis and related lab services business, HCP’s business and other ancillary services and strategic initiatives. General and administrative expenses also includes other certain corporate support and related long-term incentive compensation.
(3)	The reported balance sheet amounts at March 31, 2014, December 31, 2013, and March 31, 2013, exclude $16.7 million, $17.7 million and $20.6 million, respectively, of debt discounts associated with our Term Loan B and Term Loan B-2.
(4)	The Term Loan B and Term Loan B-2 are subject to LIBOR floors of 1.50% and 1.00%, respectively. Because actual LIBOR, for all periods presented above, was lower than either of these embedded LIBOR floors, the interest rates on the Term Loan B and the Term Loan B-2 are set at their respective floors. At such time as the actual LIBOR-based variable component of our interest rate exceeds 1.50% on the Term Loan B and 1.00% on the Term Loan B-2, we will then be subject to LIBOR-based interest rate volatility on the LIBOR variable component of our interest rate on all of the Term Loan B, as well as for the Term Loan B-2. However, we are limited to a maximum rate of 2.50% on $1.25 billion of outstanding principal debt on the Term Loan B and $1.49 billion of outstanding principal debt on the Term Loan B-2 as a result of interest rate cap agreements. The remaining $443 million outstanding principal balance of the Term Loan B is subject to LIBOR-based interest rate volatility above a floor of 1.50%. The remaining $144 million outstanding principal balance of the Term Loan B-2 is subject to LIBOR-based interest rate volatility above a floor of 1.00%.

DAVITA HEALTHCARE PARTNERS INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in thousands)

Note 1: Calculation of the Leverage Ratio

Under the Senior Secured Credit Facilities (Credit Agreement), the leverage ratio is defined as all funded debt plus the face amount of all letters of credit issued, minus cash and cash equivalents, divided by “Consolidated EBITDA”. The leverage ratio determines the interest rate margin payable by the Company for its Term Loan A and revolving line of credit under the Credit Agreement by establishing the margin over the base interest rate (LIBOR) that is applicable. The following leverage ratio was calculated using “Consolidated EBITDA” as defined in the Credit Agreement. The calculation below is based on the last twelve months of “Consolidated EBITDA”, pro forma for routine acquisitions that occurred during the period. The Company’s management believes the presentation of “Consolidated EBITDA” is useful to investors to enhance their understanding of the Company’s leverage ratio under its Credit Agreement.

Rolling twelve months ended March 31, 2014
Income from continuing operations attributable to DaVita HealthCare Partners Inc.	$786,571
Income taxes	490,720
Interest expense	397,580
Depreciation and amortization	545,407
Loss contingency reserve	97,000
Noncontrolling interests and equity investment income, net	127,804
Stock-based compensation	59,051
Other	341

“Consolidated EBITDA”	$2,504,474

March 31, 2014
Total debt, excluding debt discount of $16.7 million	$8,380,556
Letters of credit issued	83,607

8,464,163
Less: Cash and cash equivalents (less HCP’s non-guarantors’ cash)	994,833

Consolidated net debt	$7,469,330

Last twelve months “Consolidated EBITDA”	$2,504,474

Leverage ratio	2.98x

In accordance with the Credit Agreement, the Company’s leverage ratio cannot exceed 5.00 to 1.00 as of March 31, 2014. At that date the Company’s leverage ratio did not exceed 5.00 to 1.00.

DAVITA HEALTHCARE PARTNERS INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands except for per share data)

1. Income from continuing operations and diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. excluding a loss contingency reserve, net of related tax.

We believe that income from continuing operations attributable to DaVita HealthCare Partners Inc. excluding a loss contingency reserve, net of related tax, enhances a user’s understanding of our normal income from continuing operations attributable to DaVita HealthCare Partners Inc. and diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. for these periods by providing a measure that is meaningful because it excludes an unusual amount for a loss contingency reserve related to the 2010 and 2011 U.S. Attorney Physician Relationship Investigations and accordingly, is comparable to prior periods and indicative of consistent income from continuing operations attributable to DaVita HealthCare Partners Inc. and diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. These measures are not measures of financial performance under United States generally accepted accounting principles (GAAP) and should not be considered as an alternative to income from continuing operations attributable to DaVita HealthCare Partners Inc. and diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc.

Income from continuing operations attributable to DaVita HealthCare Partners Inc. excluding a loss contingency reserve, net of related tax:

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Income from continuing operations attributable to DaVita HealthCare Partners Inc.	$183,289	$212,278	$16,915
Add:
Loss contingency reserve	—	—	300,000
Less: Related income tax	—	—	(120,000)

	$183,289	$212,278	$196,915

Diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. excluding a loss contingency reserve, net of tax:

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc.	$0.85	$0.99	$0.08
Add:
Loss contingency reserve	—	—	0.84

	$0.85	$0.99	$0.92

DAVITA HEALTHCARE PARTNERS INC.

RECONCILIATIONS FOR NON-GAAP MEASURES – (continued)

(unaudited)

(dollars in thousands except for per share data)

In addition, we have excluded amortization of intangible assets associated with acquisitions from our adjusted income from continuing operations attributable to DaVita HealthCare Partners Inc. and from our adjusted diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. as we believe this presentation enhances a user’s understanding of our operating results for these periods by providing a different reflection of the Company’s operating performance since it excludes the amortization of intangible assets that relate to the remeasurement of acquired intangible assets associated with our acquisitions to fair value, and accordingly is indicative of consistent income from continuing operations attributable to DaVita HealthCare Partners Inc. and diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc. These measures are not measures of financial performance under GAAP and should not be considered as an alternative to income from continuing operations attributable to DaVita HealthCare Partners Inc. and diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc.

Adjusted income from continuing operations and adjusted diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc., further adjusted to exclude the amortization of intangible assets associated with acquisitions:

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Adjusted income from continuing operations attributable to DaVita HealthCare Partners Inc.	$183,289	$212,278	$196,915
Add:
Amortization of intangible assets associated with acquisitions for the dialysis and ancillary operations	6,867	6,802	6,882
Amortization of intangible assets associated with acquisitions for the HCP operations	34,852	33,919	33,362
Related income tax	(16,896)	(15,881)	(16,379)

	$208,112	$237,118	$220,780

Adjusted diluted income from continuing operations per share attributable to DaVita HealthCare Partners Inc.	$0.85	$0.99	$0.92
Add:
Amortization of intangible assets per share associated with acquisitions for the dialysis and ancillary operations, net of tax	0.02	0.02	0.02
Amortization of intangible assets per share associated with acquisitions for the HCP operations, net of tax	0.10	0.09	0.09

	$0.97	$1.10	$1.03

DAVITA HEALTHCARE PARTNERS INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

2. Operating income excluding a pre-tax loss contingency reserve.

We believe that operating income excluding a pre-tax loss contingency reserve, enhances a user’s understanding of our normal operating income for these periods by providing a measure that is meaningful because it excludes an unusual amount for a loss contingency reserve related to the 2010 and 2011 U.S. Attorney Physician Relationship Investigations, and accordingly, is comparable to prior periods and indicative of consistent operating income. This measure is not a measure of financial performance under GAAP and should not be considered as an alternative to operating income.

Operating income excluding a pre-tax loss contingency reserve:

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Operating income	$441,225	$484,179	$166,861
Add:
Loss contingency reserve	—	—	300,000

Adjusted operating income	$441,225	$484,179	$466,861

DAVITA HEALTHCARE PARTNERS INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

3. Effective Income Tax Rates

We believe that reporting the effective income tax rate attributable to DaVita HealthCare Partners Inc. as well as the adjusted effective income tax rate attributable to DaVita HealthCare Partners Inc., excluding a loss contingency reserve, enhances an investor’s understanding of DaVita HealthCare Partners Inc.’s effective income tax rate and DaVita HealthCare Partners Inc.’s adjusted effective income tax rate for the periods presented because it excludes noncontrolling owners’ income that primarily relates to non-tax paying entities, and an unusual amount for a loss contingency reserve related to the 2010 and 2011 U.S. Attorney Physician Relationship Investigations, and is meaningful to an investor to fully understand the related income tax effects on DaVita HealthCare Partners Inc.’s operating results. These are not measures under GAAP and should not be considered as an alternative to the effective income tax rate calculated in accordance with GAAP.

Effective income tax rate as compared to the effective income tax rate attributable to DaVita HealthCare Partners Inc. is as follows:

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Income from continuing operations before income taxes	$336,588	$380,020	$61,642

Income tax expense	$124,851	$135,747	$15,144

Effective income tax rate	37.1%	35.7%	24.6%

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Income from continuing operations before income taxes	$336,588	$380,020	$61,642
Less: Noncontrolling owners’ income primarily attributable to non-tax paying entities	(28,539)	(32,020)	(29,638)

Income before income taxes attributable to DaVita HealthCare Partners Inc.	$308,049	$348,000	$32,004

Income tax expense	124,851	135,747	$15,144
Less: Income tax attributable to noncontrolling interests	(91)	(25)	(68)

Income tax attributable to DaVita HealthCare Partners Inc.	$124,760	$135,722	$15,076

Effective income tax rate attributable to DaVita HealthCare Partners Inc.	40.5%	39.0%	47.1%

Adjusted effective income tax rates attributable to DaVita HealthCare Partners Inc. excluding a loss contingency reserve:

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Income from continuing operations before income taxes	$336,588	$380,020	$61,642
Add: Loss contingency reserve	—	—	300,000

	336,588	380,020	361,642
Less: Noncontrolling owners’ income primarily attributable to non-tax paying entities	(28,539)	(32,020)	(29,638)

Adjusted income before income taxes attributable to DaVita HealthCare Partners Inc.	$308,049	$348,000	$332,004

Income tax expense	$124,851	$135,747	$15,144
Add: Income taxes attributable to loss contingency reserve	—	—	120,000
Less: Income tax attributable to noncontrolling interests	(91)	(25)	(68)

Adjusted income tax attributable to DaVita HealthCare Partners Inc.	$124,760	$135,722	$135,076

Adjusted effective income tax rate attributable to DaVita HealthCare Partners Inc.	40.5%	39.0%	40.7%

DAVITA HEALTHCARE PARTNERS INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

4. Free cash flow

Free cash flow represents net cash provided by operating activities less distributions to noncontrolling interests and capital expenditures for routine maintenance and information technology. We believe free cash flow is a useful adjunct to cash flow from operating activities and other measurements under GAAP, since free cash flow is a meaningful measure of our ability to fund acquisition and development activities and meet our debt service requirements. In addition, free cash flow excluding distributions to noncontrolling interests provides an investor with an understanding of free cash flows that are attributable to DaVita HealthCare Partners Inc. Free cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows or as a measure of liquidity.

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Cash provided by operating activities	$419,107	$354,187	$379,207
Less: Distributions to noncontrolling interests	(33,147)	(39,590)	(34,926)

Cash provided by operating activities attributable to DaVita HealthCare Partners Inc.	385,960	314,597	344,281
Less: Expenditures for routine maintenance and information technology	(49,349)	(109,402)	(45,426)

Free cash flow	$336,611	$205,195	$298,855

	Rolling 12-Month Period
	March 31, 2014	December 31, 2013	March 31, 2013
Cash provided by operating activities	$1,813,241	$1,773,341	$1,148,181
Less: Distributions to noncontrolling interests	(137,547)	(139,326)	(122,025)

Cash provided by operating activities attributable to DaVita HealthCare Partners Inc.	1,675,694	1,634,015	1,026,156
Less: Expenditures for routine maintenance and information technology	(272,422)	(268,499)	(261,812)

Free cash flow	$1,403,272	$1,365,516	$764,344

DAVITA HEALTHCARE PARTNERS INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

5. Total care dollars under management

In California, as a result of our managed care administrative services agreement with hospitals, HCP does not assume the direct financial risk for institutional (hospital) services, but is responsible for managing the care dollars associated with both the professional (physician) and institutional services being provided for the Per Member Per Month (PMPM) fee attributable to both professional and institutional services. In those cases, HCP recognizes the surplus of institutional revenue less institutional expense as HCP net revenue. In addition to revenues recognized for financial reporting purposes, HCP measures its total care dollars under management, which includes the PMPM fee payable to third parties for institutional (hospital) services where HCP manages the care provided to its members by the hospitals and other institutions, which are not included in GAAP revenues. HCP uses total care dollars under management as a supplement to GAAP revenues as it allows HCP to measure profit margins on a comparable basis across both the global capitation model (where HCP assumes the full financial risk for all services, including institutional services) and the risk sharing models (where HCP operates under managed care administrative services agreements where HCP does not assume the full risk). HCP believes that presenting amounts in this manner is useful because it presents its operations on a unified basis without the complication caused by models that HCP has adopted in its California market as a result of various regulations related to the assumption of institutional risk. Total care dollars under management is not a measure of financial performance computed in accordance with GAAP and should not be considered in isolation or as a substitute for revenues calculated in accordance with GAAP. Total care dollars under management includes PMPM payments received from third parties that are recorded net of expenses in our accounting records. The following table reconciles total care dollars under management to medical revenues to the periods indicated.

	Three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Medical revenues	$827,831	$810,553	$799,674
Less: Risk share revenue, net	(29,558)	(41,288)	(39,824)
Add: Institutional capitation amounts	284,389	275,380	282,548

Total care dollars under management	$1,082,662	$1,044,645	$1,042,398